AETNA SERIES FUND, INC.
                                     Class I

     Supplement dated June 15, 1998 to the Prospectus dated February 2, 1998

The information in this Supplement replaces all supplements previously issued and updates and amends the information contained in the Prospectus dated February 2, 1998. This Supplement should be read with that Prospectus.


SHARES OF THE FUND OR ANY SERIES THEREOF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The following changes are effective as of May 1, 1998:
------------------------------------------------------

The principal underwriter for Aetna Series Fund, Inc. (the "Fund") has changed from Aetna Investment Services, Inc. to Aeltus Capital, Inc. ("ACI"). ACI is a wholly owned subsidiary of Aeltus Investment Management, Inc., the Fund's investment adviser, and an indirect wholly owned subsidiary of Aetna Inc.

Kenneth H. Bragdon serves as manager for the Aetna Growth Fund ("Growth"). Previously, Mr. Bragdon served as co-manager of Growth with Peter Canoni.

The eligibility categories for Class I shares have changed as follows:

       Certain registered investment advisers investing a minimum of $1 million may purchase Class I shares.

       Class I shares will no longer be available for IRA rollover accounts.

The following changes become effective as of July 3, 1998:
----------------------------------------------------------

All shareholder telephone inquiries should be made to 1-800-367-7732.

The transfer agent for Aetna Series Fund, Inc. (the "Fund") will change from Firstar Trust Company to First Data Investor Services Group, Inc.

The How To Purchase Shares-Purchase by Mail provision described on page 26 of the Class I Prospectus shall be replaced in its entirety by the following:

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to First Data Investor Services Group, Inc. ("Transfer Agent") as follows:

                  Aetna Series Fund, Inc.
                  c/o First Data Investor Services Group, Inc.
                  P.O. Box 9681
                  Providence, RI  02940

Correspondence mailed by overnight courier should be sent to the Transfer Agent as follows:

                  Aetna Series Fund, Inc.
                  c/o First Data Investor Services Group, Inc.
                  4400 Computer Drive
                  Westborough, MA   01581

You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by sending payments to the address listed above. Your letter should indicate your name, account number(s), the Series you wish to invest in, and the amount to be invested in each Series. When opening an account, your check should be made payable to the Fund. Cash, credit cards and third party checks cannot be used to open an account. The Transfer Agent will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Fund.

The How To Purchase Shares-Purchase by Wire provision described on page 26 of the Class I Prospectus shall be replaced in its entirety by the following:

Purchase by Wire Once you are a shareholder of a Series, you may purchase additional shares through a wire transfer. Federal funds wire purchase orders will be accepted only when the Transfer Agent and custodian bank are open for business. Please instruct your bank to use the following instructions when wiring funds:

         Wire to:             Boston Safe Deposit & Trust Company
                              ABA # 011001234

         Credit to:           Boston Safe Deposit & Trust Company
                              Account # 176656

         Further Credit to:   Name of Series
                              Shareholder Account Number
                              Shareholder Registration

Please call 1-800-367-7732 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Neither the Fund nor the Transfer Agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete instructions.


The TDD Service provision has been amended to include a new telephone number, 1-800-688-4889.



4.18.11                                                           June 1998